                                                                    EXHIBIT 99.2

FIRST HORIZON HOME LOANS
FHASI 2003-AR3
SUBORDINATE BONDS BID SHEET

                             Combined Pool
                         ----------------------
Pricing Date                   7/16/2003
Closing Date                   8/29/2003
Projected Pool Balance        380,000,000
AAA Underwriter
AAA Rating Agencies      S&P, Moody's, or Fitch
Sub Rating Agency        S&P, Moody's, or Fitch

                                                    Estimated Subordinate Bonds
                                                   -----------------------------
                      Estimated Combined    (%)    Class     Balance    WAC PT
                      ------------------   -----   -----   ----------   ------
                            2.85           97.15
Subordinate Bonds           1.40            1.45    B1      5,510,000    4.510%
                            0.90            0.50    B2      1,900,000    4.510%
                            0.50            0.40    B3      1,520,000    4.510%
                            0.35            0.15    B4        570,000    4.510%
                            0.15            0.20    B5        760,000    4.510%
                               0            0.15    B6        570,000    4.510%
                                           -----           ----------   ------
                                            2.85           10,830,000    4.510%#

Structure             All subordinate bonds are cross-collateralized.
                      5yr lockout with 2X test.

                                 FHASI 2003-AR3
                             COLLATERAL PROJECTIONS
                             August 29, 2003 Settle

                                     Jumbo 3/1 ARM             Jumbo 5/1 ARM             Jumbo 7/1 ARM
                                -----------------------   ------------------------   -----------------------
Total loans                     $20,000,000     +-5.0%    $295,000,000     +-5.0%    $65,000,000     +-5.0%
"AAA" Amount @ 2.85%            $19,430,000     +-5.0%    $286,592,500     +-5.0%    $63,147,500     +-5.0%
AAA Coupon                            4.200%                     4.500%                    4.650%
Gross WAC                             4.450%    +-.05            4.750%    +-.10           4.920%    +-.10
Wtd Avg Servicing Fee                 0.250    +-.025             0.25    +-.025            0.27     +-.025
Wtd Avg Gross Margin                   2.75                       2.75                      2.75
WAC Range                             200.0      max             225.0      max            200.0      max
WAM                                     358      +-2               358      +-2              358      +-2
Wtd Avg MTR                              34      +-2                58      +-2               82      +-2
Arm Index                           1yr CMT                    1yr CMT                   1yr CMT
Cap Structure                         2/2/6                      5/2/5                     5/2/5
WALTV                                    62%    +-5.0               65%    +-5.0              68%    +-5.0
**All loans over 80% have PMI
Average Loan Balance            $   530,000   +-$25,000   $    565,000   +-$25,000   $   530,000   +-$25,000
Full/Alt Doc                           90.0%     min              90.0%     min             90.0%     min
SF/PUD                                 90.0%     min              90.0%     min             90.0%     min
Owner Occupied                         90.0%     min              90.0%     min             90.0%     min
Investor Properties                    5.00%     max              5.00%     max             5.00%     max
Average FICO                            735      +-15              735     +-15              745      +-15
Pct California                         49.9%     max              65.0%     max             49.9%     max
Interest Only loans                     0.0%                      45.0%     max              0.0%

Expected Subordination                 2.85%    +-.50

Subordination cross collateralizes all pools

Expected Rating Agencies     S&P, Moody's, and/or Fitch (2 out of 3)